Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended June 30, 2003

Boston Properties, Inc.

Second Quarter 2003

INDEX

Company Background
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Income Statements
Funds From Operations
Funds Available for Distribution and Ratios
Capital Structure
Debt Analysis
Unconsolidated Joint Ventures
Portfolio Overview-Square Feet
Property Listing
Top 20 Tenants
Portfolio Overview-FFO
Occupancy Analysis
Office Properties-Lease Expiration Roll Out
Office/Technical Properties-Lease Expiration Roll Out
Industrial Properties-Lease Expiration Roll Out
Retail Properties - Lease Expiration Roll Out
Grand Total - Office, Office/Technical, Industrial and Retail Properties
Boston Area Lease Expiration Roll Out
Washington DC Area Lease Expiration Roll Out
San Francisco Area Lease Expiration Roll Out
New York Area Lease Expiration Roll Out
Princeton Area Lease Expiration Roll Out
Other Area Lease Expiration Roll Out
CBD/Suburban Lease Expiration Roll Out
Hotel Performance
Same Property Performance
Reconciliation to Same Property Performance
In-Service Property Performance
Capital Expenditures
Value Creation Pipeline - Acquisitions/Dispositions
Value Creation Pipeline - Development
Value Creation Pipeline - Land Parcels
Definitions

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws.  You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements.  These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

COMPANY BACKGROUND

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets:  Boston, Washington, D.C., Midtown Manhattan and San Francisco.  Boston Properties was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters.  The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey.  Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings.  Boston Properties is well known for its in-house building management expertise and responsiveness to tenants’ needs.

The Boston Properties Management Team is among the most distinguished in the REIT industry.  This deep and talented team of thirty individuals average twenty-four years of real estate experience and sixteen years with Boston Properties.  Chairman Mortimer Zuckerman is nationally known, with economic interests and/or board positions in several other public companies, which include serving as Chairman and Editor-in-Chief of U.S. News and World Report and Chairman and Publisher of the New York Daily News.  He holds an undergraduate degree from McGill University, a law degree from Harvard University and an MBA from the Wharton School, University of Pennsylvania.  President and CEO Edward Linde serves on a number of corporate and philanthropic boards, including John Hancock Financial Services, Inc. the Boston Symphony Orchestra, National Association of Real Estate Investment Trusts (NAREIT) and The Real Estate Roundtable.   He holds a B.S. Civil Engineering degree from MIT and an MBA with high distinction as a Baker Scholar from Harvard Graduate School of Business Administration.

High barriers to entry and strong real estate fundamentals characterize Boston Properties’ targeted markets.  Since becoming a public company in June 1997, Boston Properties has acquired assets totaling approximately $5.8 billion representing approximately 20.1 million square feet.  Its acquisition strategy focuces on Class-A properties that will add near-term and long-term value from their disciplined expertise in property management, leasing, development and capital markets.

The Company holds a superior track record in developing premiere CBD office buildings, suburban office centers and build-to-suit projects. The Company’s current development pipeline consists of three projects representing 2.0 million square feet in Midtown Manhattan, Herndon, Virginia and Washington, D.C.  In addition, the Company owns or controls land where it can develop an additional 8.8 million square feet.

INVESTOR INFORMATION

Corporate Headquarters	Stock Exchange Listing	Information Requests
111 Huntington Avenue	New York Stock Exchange	To request a standard Investor package or to be added to
Boston, MA 02199-7610		our quarterly distribtion list:
(617) 236-3300	Trading Symbol
(617) 236-3311 (fax)	BXP	617-236-3322
www.bostonproperties.com		Investor_relations@bostonproperties.com

Key Management:
Mortimer B. Zuckerman	Chairman of the Board

Edward H. Linde	President, CEO and Director

Robert E. Burke	Executive Vice President, Operations

Douglas T. Linde	Senior Vice President, CFO and Treasurer

TIMING

Quarterly results for 2003 will be announced according to the following anticipated schedule:

Third Quarter	Late October
Fourth Quarter	Late January

COMMON STOCK DATA (NYSE:BXP)

Boston Properties’ common stock is traded primarily on the New York Stock Exchange under the symbol: BXP.  BXP’s common stock has had the following characteristics (based on New York Stock Exchange closing prices):

	2nd Quarter 2003	1st Quarter 2003	4th Quarter 2002	3rd Quarter 2002

High Price	$44.51	$39.29	$37.43	$39.87
Low Price	$38.65	$34.99	$33.93	$34.56
Average Price	$41.36	$36.58	$36.50	$37.64
Closing Price, at the end of the quarter	$43.80	$37.90	$36.86	$37.20
Dividends per share - annualized (1)	$2.52	$2.44	$2.44	$2.44
Closing dividend yield - annualized	5.75%	6.44%	6.62%	6.56%
Closing shares, common units and preferred units (if converted) outstanding (thousands)	126,605	125,597	125,038	125,031
Closing market value of shares and units outstanding (thousands)	$5,545,299	$4,760,126	$4,608,901	$4,651,153

(1)                               Reflects dividend increase from $0.61 per share to $0.63 per share effective Q2 2003.

BPLP UNSECURED SENIOR NOTES

Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02
Principal Amount	$250,000,000	$300,000,000	$175,000,000	$750,000,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%
Coupon	5.000%	5.625%	6.250%	6.250%
Discount	99.329%	99.898%	99.763%	99.650%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/15	4/15/15	1/15/13	1/15/13

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP.  Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10.  A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company’s financial condition or results of operations can be found on page 53.

	Three Months Ended
	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Income Items:

Revenue	$323,370 (1)	$319,680 (1)	$333,597 (1)	$301,193 (1)
Straight line rent (FASB 13)	$10,687	$10,866	$11,938	$12,244
Fair value lease revenue (SFAS 141) (2)	$(167)	$—	$—	$—
Lease termination fees (included in revenues)	$1,419	$1,761	$3,724	$1,858
Capitalized interest	$4,601	$4,453	$4,719	$4,684
Capitalized wages	$1,325	$1,172	$1,057	$1,562
Operating Margins [(rental revenue - rental expenses)/rental revenue] (3)	70.1%	68.3%	69.0%	67.0%
Net income available to common shareholders	$63,236	$185,045	$260,146	$71,541

Funds from operations (FFO) available to common shareholders before net derivative losses and after cash basis early surrender lease income (4)	$103,360	$102,735	$113,464	$98,980
FFO per share before net derivative losses and after cash basis early surrender lease income - diluted (4)	$1.03	$1.03	$1.14	$1.00
Net income available to common shareholders per share - basic	$0.66	$1.93	$2.73	$0.75
Net income available to common shareholders per share -diluted	$0.64	$1.91	$2.70	$0.74
Dividends per share	$0.63	$0.61	$0.61	$0.61
Funds available for distribution (FAD) (5)	$103,611	$107,962	$112,377	$95,901

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.64	2.65	2.87	2.70
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.48	2.50	2.69	2.52
FFO Payout Ratio (7)	61.17%	59.22%	53.51%	61.00%
FAD Payout Ratio (8)	71.39%	65.77%	62.88%	73.44%

	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Capitalization:

Total Debt	$4,819,282	$4,980,113	$5,147,220	$5,466,692
Price @ Quarter End	$43.8000	$37.9000	$36.8600	$37.2000
Equity Value @ Quarter End	$5,545,299	$4,760,126	$4,608,901	$4,651,153
Total Market Capitalization (9)	$10,364,581	$9,740,239	$9,756,121	$10,117,845
Debt/Total Market Capitalization (9)	46.50%	51.13%	52.76%	54.03%

(1)           Includes gross revenues from hotels of $17,213, $13,246, $24,779 and $20,007 for the three months ended June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

(2)           Represents the net adjustment for above and below market leases which are being amortized over the terms of the respective leases in place at the property acquisition date.

(3)           Exclusive of the gross up of reimbursable electricity amounts totaling $6,459, $5,391, $6,476 and $6,329 for the three months ended June 30, 2003, March 31, 2003 December 31, 2002 and September 30, 2002, respectively.

(4)           For a quantitative reconciliation of the differences between FFO and net income available to common shareholders as the most comparable GAAP financial measure, see page 9.

(5)           For a quantitative reconciliation of the differences between FAD and FFO before net derivative losses and after cash basis early surrender lease income, see page 10.

(6)           For additional detail, see page 10.

(7)           Gross dividends to common shareholders plus distributions to common Operating Partnership unit holders divided by FFO per share before net derivative losses and after cash basis early surrender lease income - diluted.

(8)           Gross dividends to common shareholders plus distributions to common Operating Partnership unit holders divided by FAD.

(9)           For additional detail, see page 53.

CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
	(unaudited)	(unaudited)		(unaudited)
ASSETS
Real estate	$7,863,035	$7,745,475	$7,781,684	$8,139,450
Development in progress	445,003	418,798	448,576	412,981
Land held for future development	218,045	216,537	215,866	213,769
Real estate held for sale	—	—	224,585	—
Less accumulated depreciation	(893,246)	(846,002)	(822,933)	(836,418)
Total real estate	7,632,837	7,534,808	7,847,778	7,929,782
Cash and cash equivalents	158,587	384,418	55,275	28,793
Escrows	18,187	20,804	41,906	28,200
Tenant and other receivables, net	21,185	23,193	20,458	48,716
Accrued rental income, net	160,586	148,034	165,321	156,818
Deferred charges, net	168,833	165,559	176,545	148,435
Prepaid expenses and other assets	22,090	30,144	18,015	38,752
Investments in unconsolidated joint ventures	93,904	101,794	101,905	101,819
Total assets	$8,276,209	$8,408,754	$8,427,203	$8,481,315

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,349,134	$3,758,406	$4,267,119	$4,422,692
Unsecured senior notes, net of discount	1,470,148	1,221,707	747,375	—
Unsecured bridge loan	—	—	105,683	1,000,000
Unsecured line of credit	—	—	27,043	44,000
Accounts payable and accrued expenses	49,299	63,319	73,846	69,097
Dividends and distributions payable	84,030	81,128	81,226	81,329
Interest rate contracts	12,677	13,663	14,514	15,115
Accrued interest payable	56,088	37,534	25,141	18,265
Other liabilities	63,771	63,992	81,085	70,292
Total liabilities	5,085,147	5,239,749	5,423,032	5,720,790

Commitments and contingencies	—	—	—	—

Minority interests	857,058	860,182	844,581	804,229

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 97,028,911, 95,928,738, 95,362,990, and 95,273,202 outstanding, respectively	970	959	954	953
Additional paid-in capital	2,032,952	2,010,764	1,982,689	1,977,560
Earnings in excess of dividends/(dividends in excess of earnings)	327,222	325,114	198,586	(2,532)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(7,734)	(8,448)	(2,899)	(3,355)
Accumulated other comprehensive loss	(16,684)	(16,844)	(17,018)	(13,608)
Total stockholders’ equity	2,334,004	2,308,823	2,159,590	1,956,296
Total liabilities and stockholders’ equity	$8,276,209	$8,408,754	$8,427,203	$8,481,315

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)
(unaudited)

	Three Months Ended
	30-Jun-03	31-Mar-03	31-Dec-02	30-Sep-02
Revenue:
Rental
Base Rent	$248,848	$247,353	$253,948	$229,453
Recoveries from tenants	37,262	39,881	38,184	34,884
Parking and other	13,955	14,195	13,217	13,056
Total rental revenue	300,065	301,429	305,349	277,393
Hotel revenues	17,213	13,246	24,779	20,007
Development and management services	5,429	4,590	2,769	2,571
Interest and other	663	415	700	1,222
Total revenue	323,370	319,680	333,597	301,193

Expenses:
Operating	57,909	61,188	59,328	61,553
Taxes	37,780	37,914	38,969	33,565
Hotel operating	12,258	11,171	17,562	13,524
General and administrative	11,028	11,399	12,703	9,956
Interest (1)	75,447	73,645	71,337	65,476
Depreciation and amortization	50,742	49,824	52,188	43,933
Net derivative losses	991	932	1,461	5,284
Loss from early extinguishment of debt	—	1,474	2,386	—
Total expenses	246,155	247,547	255,934	233,291
Income before minority interests and income from unconsolidated joint ventures	77,215	72,133	77,663	67,902
Minority interest in property partnerships	245	397	162	720
Income from unconsolidated joint ventures	1,353	2,658	2,083	2,530
Income before minority interest in Operating Partnership	78,813	75,188	79,908	71,152
Minority interest in Operating Partnership (2)	(19,123)	(18,523)	(19,498)	(18,071)
Income before gain on sales, net of minority interest	59,690	56,665	60,410	53,081
Gain on sales of real estate and other assets, net of minority interest	3,546	52,912	187,562	—
Income before gain on sales of land held for development	63,236	109,577	247,972	53,081
Gain on sales of land held for development, net	—	—	—	3,644
Income before discontinued operations	63,236	109,577	247,972	56,725
Income from discontinued operations, net of minority interest	—	1,940	4,529	3,032
Gain on sales of real estate from discontinued operations, net of minority interest	—	73,528	7,645	11,910
Income before preferred dividend	63,236	185,045	260,146	71,667
Preferred dividend	—	—	—	(126)
Net income available to common shareholders	$63,236	$185,045	$260,146	$71,541

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income available to common shareholders per share - basic	$0.66	$1.93	$2.73	$0.75
Net income available to common shareholders per share - diluted	$0.64	$1.91	$2.70	$0.74

(1)          Interest expense is reported net of capitalized interest of $4,601, $4,453, $4,719 and $4,684 for the three months ended June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

(2)          Equals minority interest percent of 17.45%, 17.62%, 17.69%, and 17.76% of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)
(unaudited)

	Three months ended
	30-Jun-03	31-Mar-03	31-Dec-02	30-Sep-02

Net income available to common shareholders	$63,236	$185,045	$260,146	$71,541
Add:
Preferred dividend	—	—	—	126
Minority interest in Operating Partnership	19,123	18,523	19,498	18,071
Less:
Minority interest in property partnerships	245	397	162	720
Income from unconsolidated joint ventures	1,353	2,658	2,083	2,530
Gain on sales of real estate and other assets, net of minority interest	3,546	52,912	187,562	—
Gain on sales of land held for development, net of minority interest	—	—	—	3,644
Income from discontinued operations, net of minority interest	—	1,940	4,529	3,032
Gain on sales of real estate from discontinued operations, net of minority interest	—	73,528	7,645	11,910
Income before minority interests and income from unconsolidated joint ventures	77,215	72,133	77,663	67,902
Add:
Real estate depreciation and amortization (1)	52,338	51,791	56,072	46,971
Income from discontinued operations	—	2,355	5,503	3,687
Income from unconsolidated joint ventures	1,353	2,658	2,083	2,530
Loss from early extinguishment of debt associated with the sale of properties	—	1,474	2,386	—
Less:
Minority property partnership’s share of funds from operations	842	866	1,390	521
Preferred dividends and distributions	5,852	5,771	5,926	6,162
Funds from operations (FFO)	124,212	123,774	136,391	114,407
Add (subtract):
Net derivative losses	991	932	1,461	5,284
Early surrender lease payments received - contractual basis	—	—	—	667
FFO before net derivative losses and after early surrender lease payments received	$125,203	$124,706	$137,852	$120,358
FFO available to common shareholders before net derivative losses and after early surrender lease payments received (2)	$103,360	$102,735	$113,464	$98,980
FFO per share before net derivative losses and after cash basis early surrender lease income - basic	$1.07	$1.07	$1.19	$1.04
Weighted average shares outstanding - basic	96,531	95,733	95,313	94,904
FFO per share before net derivative losses and after early surrender lease payments received - diluted	$1.03	$1.03	$1.14	$1.00
FFO per share after net derivative losses and before early surrender lease payments received - diluted	$1.02	$1.02	$1.13	$0.95
Weighted average shares outstanding - diluted	107,408	105,955	105,631	105,725

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)
(unaudited)

	June 30, 2003		March 31, 2003		December 31, 2002		September 30, 2002
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)

Basic FFO before net derivative losses and after early surrender lease income	$125,203	116,931	$124,706	116,207	$137,852	115,800	$120,358	115,402
Effect of Dilutive Securities
Convertible Preferred Units	5,852	9,195	5,771	9,199	5,926	9,236	6,036	9,344
Convertible Preferred Stock	—	—	—	—	—	—	126	200
Stock Options and other	—	1,682	—	1,022	—	1,082	—	1,276
Diluted FFO before net derivative losses and after early surrender lease payments received	$131,055	127,808	$130,477	126,428	$143,778	126,118	$126,520	126,222
Company’s share of diluted FFO before net derivative losses and after early surrender lease payments received (3)	$110,137	107,408	$109,348	105,955	$120,422	105,631	$105,974	105,725
FFO per share before net derivative losses and after early surrender lease payments received - basic	$1.07		$1.07		$1.19		$1.04
FFO per share before net derivative losses and after early surrender lease payments received - diluted	$1.03		$1.03		$1.14		$1.00

(1)        Real estate depreciation includes the Company’s share of joint venture real estate depreciation of $2,266, $2,514, $2,848 and $2,170 less corporate related depreciation of $670, $674, $733 and $733 for the three months ended June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002, respectively.

(2)        Based on weighted average shares for the quarter.  Company’s share for the quarter ended June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002 was 82.55%, 82.38%, 82.31%, and 82.24%, respectively.

(3)        Based on weighted average diluted shares for the quarter.  Company’s share for the quarter ended June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002 was 84.04%, 83.81%, 83.76% and 83.76%, respectively.

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Funds from operations (FFO) before net derivative losses and after cash basis early surrender lease income (see page 9)	$125,203	$124,706	$137,852	$120,358
Add: Non real estate depreciation	670	674	733	733
Fair value lease revenue (SFAS 141)	167	—	—	—
Less: Straight-line rent	(10,687)	(10,866)	(11,938)	(12,244)
Recurring capital expenditures	(4,726)	(1,960)	(5,909)	(4,266)
Hotel improvements, equipment upgrades and replacements	(911)	(405)	(188)	(394)
2nd generation tenant improvements and leasing commissions	(6,105)	(4,187)	(8,173)	(8,286)
Funds available for distribution (FAD)	$103,611	$107,962	$112,377	$95,901

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	June 30, 2003	March 31, 2003	December 31, 2002	September 30, 2002
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$77,215	$72,133	$77,663	$67,902
Add:
Discontinued operations	—	2,355	5,503	3,687
Interest expense	75,447	73,645	71,337	65,476
Depreciation	50,742	49,824	52,188	43,933
Net derivative losses	991	932	1,461	5,284
Prepayment penalty	—	1,474	2,386	—
Income from unconsolidated joint ventures	1,353	2,658	2,083	2,530
Discontinued Operations - depreciation	—	127	1,781	1,601
Discontinued Operations - interest expense	—	296	809	2,949
Fair value lease revenue (SFAS 141)	167	—	—	—
Less:
Straight line rent	(10,687)	(10,866)	(11,938)	(12,244)
Subtotal	195,228	192,578	203,273	181,118
Divided by:
Interest expense (1)	74,077	72,352	69,901	64,202
Interest expense - discontinued operations	—	296	809	2,949
Total interest expense	74,077	72,648	70,710	67,151

Interest Coverage Ratio	2.64	2.65	2.87	2.70

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$77,215	$72,133	$77,663	$67,902
Add:
Discontinued operations	—	2,355	5,503	3,687
Interest expense	75,447	73,645	71,337	65,476
Depreciation	50,742	49,824	52,188	43,933
Net derivative losses	991	932	1,461	5,284
Prepayment penantly	—	1,474	2,386	—
Income from unconsolidated joint ventures	1,353	2,658	2,083	2,530
Discontinued Operations - depreciation	—	127	1,781	1,601
Discontinued Operations - interest expense	—	296	809	2,949
Fair value lease revenue (SFAS 141)	167	—	—	—
Less:
Straight line rent	(10,687)	(10,866)	(11,938)	(12,244)
Subtotal	195,228	192,578	203,273	181,118
Divided by:
Interest expense (1) (2)	78,678	76,805	74,763	68,867
Interest expense - discontinued operations	—	296	809	2,949
Total interest expense	78,678	77,101	75,572	71,816

Interest Coverage Ratio	2.48	2.50	2.69	2.52

(1)          Excludes amortization of financing costs of $1,370, $1,293, $1,436 and $1,274 for the quarters ended June 30, 2003, March 31, 2003, December 31, 2002 and September 30, 2002,  respectively.

(2)          Includes capitalized interest of $4,601, $4,453, $4,719 and $4,684 for the quarters ended June 30, 2003, March 31, 2003, December 31, 2002 and September 31, 2002, respectively.

CAPITAL STRUCTURE

Debt
(in thousands)

Aggregate Principal June 30, 2003

Mortgage Notes Payable	$3,349,134

Unsecured Senior Notes, net of discount	1,470,148

Unsecured Line of Credit	—

Total Debt	$4,819,282

Equity
(in thousands)

	Shares & Units Outstanding	Common Stock Equivalents	Equivalent (1)
Common Stock	97,029	97,029	$4,249,870
Operating Partnership Units	20,383	20,383	892,775
Preferred Operating Partnership Units
Series One (2)	2,368	2,106	92,243
Series Two	5,401	7,087	310,411
Total Equity		126,605	$5,545,299
Total Market Capitalization			$10,364,581

(1)          Value based on June 30, 2003 closing price of $43.80

(2)          These preferred units will be converted into common operating partnership units in August 2003 pursuant to a redemption notice given in July 2003.

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2003 (1)	2004	2005	2006	2007	Thereafter	Total

Amount	$22,423	$400,672	$296,409	$223,877	$184,204	$3,691,697	$4,819,282
Weighted Average Rate	7.07%	4.19%	6.71%	7.28%	6.59%	6.67%	6.50%

(1)               Consists of remaining portion of 2003.

Unsecured Debt

Unsecured Line of Credit - Matures January 17, 2006

(in thousands)

Facility	Outstanding @6/30/03	Letters of Credit	Remaining Capacity

$605,000	$—	$5,909	$599,091

Unsecured Senior Notes

(in thousands)

Face Amount @6/30/03	Amount net of discount @6/30/03
$1,475,000	$1,470,148

Unsecured and Secured Debt Analysis

	% of Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	30.51%	5.95%	10.4 years
Secured Debt	69.49%	6.74%	5.5 years
Total Debt	100.00%	6.50%	7.0 years

Floating and Fixed Rate Debt Analysis

	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	6.40%	2.95%	1.5 years
Fixed Rate Debt	93.60%	6.74%	7.4 years
Total Debt	100.00%	6.50%	7.0 years

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes.  The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets.  Compliance with these restrictive covenants requires us to apply specialized terms the meaning of which is described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2003 to show that the Company’s operating partnership was in compliance with the terms of the indenture agreement, as amended, which has been filed with the SEC.  Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations.  Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

June 30, 2003
Total Assets:
Capitalized Property Value	$10,320,853
Cash and Cash Equivalents	158,587
Undeveloped Land, at Cost	218,045
Development in Process, at Cost (including Joint Venture%)	462,506
Total Assets	$11,159,991

Unencumbered Assets	$4,342,725

Secured Debt (Fixed and Variable) (1)	$3,346,092
Joint Venture Debt	211,077
Contingent Liabilities & Letters of Credit	20,336
Unsecured Debt (2)	1,475,000
Total Outstanding Debt	$5,052,505

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$77,215
Add: Interest Expense (per Consolidated Income Statement)	75,447
Add: Depreciation and Amortization (per Consolidated Income Statement)	50,742
Add: Net derivative losses (SFAS No. 133) (per Consolidated Income Statement)	991
Add: Loss from early extinguishment of debt (per Consolidated Income Statement)	—
EBITDA	204,395
Add: Company share of unconsolidated joint venture EBITDA	6,851
Less: EBITDA related to sold properties from continuing operations	—
Consolidated EBITDA	$211,246

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$75,447
Add: Company share of unconsolidated joint venture interest expense	3,496
Less: amortization of financing costs	(1,370)
Less: interest expense related to sold properties from continuing operations	—
Adjusted Interest Expense	$77,573

Covenant Ratios	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	45.3%
Secured Debt/Total Assets	Less than 50%	31.9%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.72
Unencumbered Assets/ Unsecured Debt	Greater than 150%	294.4%

Unencumbered GAAP NOI		$81,619

% of unencumbered NOI to Total NOI		38.6%

# of unencumbered properties		70

(1)               Excludes Fair Value Adjustment of $3.0 million.

(2)               Excludes Debt Discount of $4.9 million.

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2003	2004	2005	2006	2007	Thereafter	Total

Citigroup Center	$2,933	$6,191	$6,651	$7,145	$7,676	$483,253	$513,849
Embarcadero Center One, Two and Federal Reserve	2,286	4,809	5,141	5,496	5,877	278,913	302,522
Times Square Tower	—	287,811	—	—	—	—	287,811
Prudential Center	2,160	4,591	4,919	5,256	5,619	259,705	282,250
280 Park Avenue	1,427	3,022	3,261	3,519	3,798	248,794	263,821
599 Lexington Avenue	—	—	225,000	—	—	—	225,000
Embarcadero Center Four	1,672	3,544	3,797	4,061	4,346	129,711	147,131
Embarcadero Center Three	1,120	2,351	2,506	2,671	132,726	—	141,374
Riverfront Plaza	1,382	2,905	3,104	3,314	3,540	95,327	109,572
Democracy Center	931	1,961	2,103	2,257	2,421	93,728	103,401
Embarcadero Center West Tower	737	1,546	1,649	90,415	—	—	94,347
601 and 651 Gateway Boulevard	422	899	977	1,062	1,155	83,566	88,081
100 East Pratt Street	927	1,964	2,100	2,246	2,401	78,105	87,743
One & Two Reston Overlook	416	65,908	—	—	—	—	66,324
202, 206 & 214 Carnegie Center	310	663	719	780	845	58,217	61,534
New Dominion Technology Park, Building One	43	91	654	1,282	1,378	54,042	57,490
Reservoir Place	632	1,321	1,400	1,484	1,572	50,258	56,667
Capital Gallery	660	1,404	1,524	50,651	—	—	54,239
504, 506 & 508 Carnegie Center	500	1,052	1,136	1,221	1,314	40,915	46,138

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2003	2004	2005	2006	2007	Thereafter	Total

10 & 20 Burlington Mall Rd & 91 Hartwell	273	688	741	795	855	35,589	38,941
10 Cambridge Center	239	607	659	715	777	31,436	34,433
1301 New York Avenue	620	1,315	1,417	1,531	1,651	23,409	29,943
Sumner Square	245	518	557	599	645	26,936	29,500
Eight Cambridge Center	241	557	601	649	702	24,486	27,236
510 Carnegie Center	276	588	635	683	735	23,519	26,436
Lockheed Martin Building	303	641	685	732	782	21,799	24,942
University Place	333	702	752	806	864	20,338	23,795
Reston Corporate Center	290	612	654	698	745	20,523	23,522
New Dominion Technology Park, Bldg. 2	—	—	20,459	—	—	—	20,459
NIMA Building	251	530	566	604	644	17,785	20,380
Bedford Business Park	324	690	751	818	890	16,859	20,332
191 Spring Street	132	443	482	18,773	—	—	19,830
101 Carnegie Center	177	375	406	6,622	—	—	7,580
Montvale Center	82	173	189	6,762	—	—	7,206
Hilltop Business Center	79	200	214	230	246	4,336	5,305
	22,423	400,672	296,409	223,877	184,204	2,221,549	3,349,134

Unsecured Senior Notes	—	—	—	—	—	1,470,148	1,470,148
Unsecured Line of Credit	—	—	—	—	—	—	—
	$22,423	$400,672	$296,409	$223,877	$184,204	$3,691,697	$4,819,282

UNCONSOLIDATED JOINT VENTURES

Miscellaneous Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2003

	One Freedom Square	Market Square North	Metropolitan Square	140 Kendrick Street	265 Franklin Street	Two Freedom Square	901 New York Avenue (2)	Combined
Total Equity (1)	$32	$11,036	$31,984	$5,442	$22,718	$8,792	$13,900	$93,904

Mortgage/Construction loans payable (1)	$18,840	$48,247	$69,482	$13,990	$18,897	$35,323	$6,298	$211,077

BXP’s nominal ownership percentage	25.00%	50.00%	51.00%	25.00%	35.00%	50.00%	25.00%

Results of Operations

for the three months ended June 30, 2003

	One Freedom Square		Market Square North	Metropolitan Square	140 Kendrick Street		265 Franklin Street	Two Freedom Square	901 New York Avenue (2)	Combined
REVENUE

Total revenue	$3,274		$4,844	$6,327	$2,338		$2,712	$4,096	$—	$23,591	(3)

EXPENSES
Operating	910		1,712	2,074	417		1,320	981	—	7,414

SUBTOTAL	2,364		3,132	4,253	1,921		1,392	3,115	—	16,177

Interest	1,467		1,871	2,830	1,057		371	713	—	8,309
Depreciation and amortization	635		1,348	1,162	343		693	548	—	4,729

NET INCOME	$262		$(87)	$261	$521		$328	$1,854	$—	$3,139

BXP’s share of net income	$92	(4)	$(44)	$133	$130	(4)	$115	$927	$—	$1,353
BXP’s share of depreciation & amortization	357		674	592	126		243	274	—	2,266
BXP’s share of Funds from Operations (FFO)	$449	(4)	$630	$725	$256	(4)	$358	$1,201	$—	$3,619

(1)               Represents the Company’s share.

(2)               Property is currently under development.

(3)               The impact of the straight-line rent adjustment increased revenue by $2,406 for the three months ended June 30, 2003.

(4)               Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreements.

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS  (*)

Debt Maturities and Principal Payments

(in thousands)

	2003	2004	2005	2006	2007	Thereafter	Total

Amount	$19,840	$37,325	$8,462	$2,343	$2,534	$140,573	$211,077
Weighted Average Rate	2.87%	3.05%	4.13%	7.89%	7.90%	7.94%	6.44%

Floating and Fixed Rate Debt Analysis

	% of Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	28.67%	2.74%	0.9 years
Fixed Rate Debt	71.33%	7.93%	7.6 years
Total Debt	100.00%	6.44%	5.7 years

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2003	2004	2005	2006	2007	Thereafter	Total

Metropolitan Square (1)	$359	$764	$830	$901	$978	$65,650	$69,482
Market Square North (2)	405	860	926	1,001	1,080	43,975	48,247
Two Freedom Square (2)	—	35,323	—	—	—	—	35,323
265 Franklin Street (3)	18,897	—	—	—	—	—	18,897
One Freedom Square (4)	105	221	239	258	279	17,738	18,840
140 Kendrick Street (4)	74	157	169	183	197	13,210	13,990
901 New York Avenue (4)	—	—	6,298	—	—	—	6,298
	$19,840	$37,325	$8,462	$2,343	$2,534	$140,573	$211,077

(*)              All amounts represent the Company’s share.

(1)               Boston Properties has a 51% interest in this property.

(2)               Boston Properties has a 50% interest in this property.

(3)               Boston Properties has a 35% interest in this property.  We have notified the lender regarding our intention to extend the maturity date of this loan to October 2004, as provided for by the loan agreement.

(4)               Boston Properties has a 25% interest in this property

PORTFOLIO OVERVIEW - SQUARE FOOTAGE

Rentable Square Footage of In-Service Properties by Location and Type of Property

Geographic Area	Office (1)		Office/Technical	Industrial	Total	% of Total
Greater Boston	7,818,962	(2)	545,206	164,313	8,528,481	27.31%
Greater Washington	6,252,402	(3)	970,865	—	7,223,267	23.13%
Greater San Francisco	4,706,790		144,366	60,000	4,911,156	15.73%
Midtown Manhattan	6,547,249		—	—	6,547,249	20.96%
Princeton/East Brunswick, NJ	2,315,887		—	—	2,315,887	7.42%
Baltimore, MD	641,469		—	—	641,469	2.05%
Richmond, VA	901,308		—	—	901,308	2.89%
Bucks County, PA	—		—	161,000	161,000	0.52%
	29,184,067		1,660,437	385,313	31,229,817	100.00%
% of Total	93.45%		5.32%	1.23%	100.00%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474
Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	28,962	8,725,064

(1)               Includes approximately 1,200,000 square feet of retail space.

(2)               Includes 343,913 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.

(3)               Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties,  403,721 square feet at Market Square North which is 50% owned by Boston Properties and 422,930 square feet at Two Freedom Square which is 50% owned by Boston Properties.

In-Service Property Listing

as of June 30, 2003

	Sub Market	Number of Buildings	Square Feet	Leased%	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,175,218	90.8%	$38.39	Y	CBD
111 Huntington Avenue - The Prudential Center (1)	CBD Boston MA	1	853,672	99.0%	49.12	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	516,974	84.3%	38.93	Y	CBD
The Shops at the Prudential Center (2),(3)	CBD Boston MA	1	537,026	95.7%	49.63	Y	CBD
Shaws Supermarket at the Prudential Center (1)	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,235	69.4%	55.90	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	97.5%	43.98	N	CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	31.44	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.63	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	32.08	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	43.49	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	36.68	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	520,551	81.4%	34.53	Y	S
204 Second Avenue	Route 128 Mass Turnpike MA	1	40,974	52.7%	30.50	N	S
140 Kendrick Street (25% ownership)	Route 128 Mass Turnpike MA	3	380,987	100.0%	28.03	Y	S
170 Tracer Lane	Route 128 Mass Turnpike MA	1	75,073	91.3%	30.00	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	130,209	85.2%	30.52	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	48.20	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.59	N	S
Waltham Weston Corporate Center (1)	Route 128 Mass Turnpike MA	1	308,599	43.1%	32.66	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	156,416	88.7%	29.13	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.72	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.77	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,486	91.1%	35.71	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	52.49	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	19.95	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	43.3%	27.91	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,510	85.7%	29.98	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	31.12	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	41.2%	36.88	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	32.87	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	27.20	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	19.43	N	S
Newport Office Park	Route 128 South MA	1	168,829	44.6%	25.32	N	S
		41	7,818,962	88.8%	$37.68
Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.00	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.71	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	11.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	10.57	N	S
		5	545,206	100.0%	$15.62
Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	164,313	74.9%	$7.47	N	S

	Total Greater Boston:	47	8,528,481	89.2%

(1)               Not included in same property analysis

(2)               93,935 square feet of space added in Q2 2002 is not included in the same property analysis.

(3)               93,899 square feet of space is unencumbered.

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	396,894	97.9%	$37.50	Y	CBD
500 E Street, N. W.	Southwest Washington DC	1	242,769	100.0%	33.66	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	585,220	97.6%	39.94	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.49	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	403,721	100.0%	44.67	Y	CBD
Sumner Square	CBD Washington DC	1	207,620	100.0%	35.07	Y	CBD
Decoverly Two	Montgomery County MD	1	77,747	100.0%	24.18	N	S
Decoverly Three	Montgomery County MD	1	77,040	100.0%	26.28	N	S
Democracy Center	Montgomery County MD	3	680,644	87.0%	30.07	Y	S
Montvale Center	Montgomery County MD	1	120,823	85.8%	24.18	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	33.09	N	S
Orbital Sciences 1&3	Loudoun County	2	176,726	100.0%	23.32	N	S
Orbital Sciences 2	Loudoun County	1	160,502	100.0%	23.66	N	S
The Arboretum	Fairfax County VA	1	95,584	100.0%	26.34	N	S
One Freedom Square (25% ownership)	Fairfax County VA	1	410,308	100.0%	32.75	Y	S
Two Freedom Square (50% ownership) (1)	Fairfax County VA	1	422,930	99.2%	33.78	Y	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	24.46	Y	S
Two Reston Overlook	Fairfax County VA	1	131,594	82.2%	32.80	Y	S
One Discovery Square	Fairfax County VA	1	181,019	100.0%	36.83	N	S
Two Discovery Square (1)	Fairfax County VA	1	185,970	92.8%	30.50	N	S
New Dominion Technology Park	Fairfax County VA	1	235,201	100.0%	27.05	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.56	Y	S
Lockheed Martin Building	Fairfax County VA	1	255,244	100.0%	30.59	Y	S
NIMA Building	Fairfax County VA	1	263,870	100.0%	29.44	Y	S
		28	6,252,402	97.3%	$32.60
Office/Technical
Broad Run Business Park (1)	Loudoun County	1	127,226	54.7%	22.18	N	S
Sugarland Business Park, Building One	Fairfax County VA	1	52,797	22.8%	22.67	N	S
Sugarland Business Park, Building Two	Fairfax County VA	1	59,215	65.9%	20.46	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	82.3%	15.37	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	66.1%	17.35	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.58	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.87	N	S
8000 Grainger Court	Fairfax County VA	1	90,465	71.9%	13.71	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.63	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.45	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.28	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	17.75	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	10.27	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.86	N	S
		14	970,865	81.6%	$17.09

	Total Greater Washington:	42	7,223,267	95.2%

(1)               Not included in same property analysis

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenues Per Leased SF	Encumbered with Secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,019,341	95.3%	$62.40	Y	CBD
280 Park Avenue	Park Avenue NY	1	1,170,080	97.9%	57.21	Y	CBD
Citigroup Center	Park Avenue NY	1	1,577,959	99.9%	59.52	Y	CBD
399 Park Avenue (1)	Park Avenue NY	1	1,678,090	99.5%	69.47	N	CBD
5 Times Square	Times Square NY	1	1,101,779	100.0%	49.98	N	CBD
	Total Midtown Manhattan:	5	6,547,249	98.7%	$60.48
Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.19	Y	S
104 Carnegie Center	Princeton NJ	1	102,830	85.2%	32.74	N	S
105 Carnegie Center	Princeton NJ	1	69,648	100.0%	29.39	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	25.42	N	S
202 Carnegie Center	Princeton NJ	1	128,715	97.7%	30.03	Y	S
210 Carnegie Center	Princeton NJ	1	161,112	100.0%	30.82	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	25.51	N	S
212 Carnegie Center	Princeton NJ	1	148,233	98.5%	32.47	N	S
214 Carnegie Center	Princeton NJ	1	150,416	92.2%	30.74	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	28.98	Y	S
302 Carnegie Center	Princeton NJ	1	65,135	95.5%	31.65	N	S
502 Carnegie Center	Princeton NJ	1	116,374	95.3%	31.90	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	26.79	Y	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	27.67	Y	S
506 Carnegie Center	Princeton NJ	1	136,213	88.3%	29.37	Y	S
508 Carnegie Center	Princeton NJ	1	131,085	100.0%	27.23	Y	S
One Tower Center	East Brunswick NJ	1	411,029	84.4%	34.09	N	S
	Total Princeton/East Brunswick, NJ:	16	2,315,887	94.8%	$30.19

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	836,339	95.7%	43.18	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,958	87.4%	47.52	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	773,693	86.6%	42.57	Y	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,302	91.4%	62.61	Y	CBD
Federal Reserve	CBD San Francisco CA	1	149,592	99.8%	49.19	Y	CBD
West Tower	CBD San Francisco CA	1	471,822	100.0%	44.03	Y	CBD
611 Gateway (1)	South San Francisco CA	1	250,825	0.0%	—	N	S
601 and 651 Gateway	South San Francisco CA	2	509,259	82.4%	37.29	Y	S
		9	4,706,790	86.0%	$47.63
Office/Technical
Hilltop Office Center	South San Francisco CA	9	144,366	77.8%	$14.99	Y	S

Industrial
560 Forbes Blvd	South San Francisco CA	1	40,000	100.0%	10.62	N	S
430 Rozzi Place	South San Francisco CA	1	20,000	100.0%	12.09	N	S
		2	60,000	100.0%	$11.11

	Total Greater San Francisco:	20	4,911,156	85.9%

(1)               Not included in same property analysis

	Sub Market	Number of Buildings	Square Feet	Leased%	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District(CBD) or Suburban (S)

Baltimore, MD
Office
100 East Pratt Street	Baltimore MD	1	641,469	98.5%	$30.32	Y	CBD

Richmond, VA
Office
Riverfront Plaza	Richmond VA	1	901,308	91.4%	$24.71	Y	CBD

Bucks County, PA
Industrial
38 Cabot Boulevard	Bucks County PA	1	161,000	100.0%	$4.79	N	S

	Total In-Service Properties:	133	31,229,817	92.8%

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.	% of Portfolio

1	U.S. Government	1,397,980	4.48%
2	Citibank, N.A.	1,231,068	3.94%
3	Ernst and Young	1,064,939	3.41%
4	Lockheed Martin Corporation	601,995	1.93%
5	Shearman & Sterling	585,808	1.88%
6	Gillette Company	485,932	1.56%
7	Lehman Brothers	436,723	1.40%
8	Wachovia	393,794	1.26%
9	Parametric Technology Corp. (1)	380,987	1.22%
10	Washington Group International	365,245	1.17%
11	Deutsche Bank	346,617	1.11%
12	Orbital Sciences Corporation	337,228	1.08%
13	TRW, Inc.	309,689	0.99%
14	T. Rowe Price Associates, Inc.	304,129	0.97%
15	Hunton & Williams	301,081	0.96%
16	Kirkland & Ellis	294,821	0.94%
17	Digitas	279,182	0.89%
18	Accenture (1)	265,622	0.85%
19	Bingham McCutchen	265,224	0.85%
20	Tellabs Operations, Inc.	259,918	0.83%

	Total % of Portfolio Square Feet		31.73%
	Total % of Portfolio Revenue		34.55%

Major Signed Deals for Future Development

Tenant	Sq. Ft.
U.S. Government	257,400
Finnegan Henderson Farabow Garrett & Dunner, LLP	251,337
O’Melveny & Myers	220,887

(1)                                  These tenants occupy space in a property in which Boston Properties has a 25% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*  The Company’s tenants are classified according to the U.S. Government’s North American Industry Classification System (NAICS) which has replaced the Standard Industrial Classification (SIC) system.

PORTFOLIO OVERVIEW

Percentage of Rental Revenues Less Operating Expenses and Real Estate Taxes for In-Service Properties
by Location and Type of Property for the Quarter Ended June 30, 2003

Geographic Area	Office (1)	Office/ Technical	Industrial	Hotel	Total

Greater Boston	21.9%	0.8%	0.1%	2.3%	25.1%
Greater Washington	14.9%	1.1%	—	—	16.0%
Greater San Francisco	14.9%	0.1%	0.1%	—	15.1%
Midtown Manhattan	34.8%	0.2%	—	—	35.0%
Princeton/East Brunswick, NJ	5.2%	—	0.1%	—	5.3%
Baltimore, MD	1.8%	—	—	—	1.8%
Richmond, VA	1.7%	—	—	—	1.7%
Bucks County, PA	—	—	—	—	—
Total	95.2%	2.2%	0.3%	2.3%	100.0%

Geographic Area	CBD	Suburban	Total

Greater Boston	18.0%	7.1%	25.1%
Greater Washington	4.7%	11.4%	16.1%
Greater San Francisco	13.7%	1.4%	15.1%
Midtown Manhattan	34.9%	—	34.9%
Princeton/East Brunswick, NJ	—	5.2%	5.2%
Baltimore, MD	1.8%	—	1.8%
Richmond, VA	1.7%	—	1.7%
Bucks County, PA	—	0.1%	0.1%
Total	74.8%	25.2%	100.0%

(1)           Includes Retail Center (Prudential Center and Embarcadero Center).

OCCUPANCY ANALYSIS

Same Property Occupancy - By Location

	CBD		Suburban		Total
Location	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Greater Boston	90.8%	92.8%	89.0%	93.9%	89.8%	93.4%
Greater Washington	98.9%	99.1%	94.4%	96.2%	95.8%	97.1%
Midtown Manhattan	98.5%	98.9%	—	—	98.5%	98.9%
Baltimore, MD	98.5%	98.2%	—	—	98.5%	98.2%
Princeton/East Brunswick, NJ	—	—	94.8%	90.8%	94.8%	90.8%
Richmond, VA	91.4%	93.1%	—	—	91.4%	93.1%
Greater San Francisco	91.9%	94.5%	82.9%	86.2%	90.6%	93.3%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%
Total Portfolio	94.8%	96.1%	92.1%	93.8%	93.7%	95.1%

Same Property - By Type of Property

	CBD		Suburban		Total
	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Total Office Portfolio	94.8%	96.1%	92.6%	93.5%	93.9%	95.1%
Total Office/Technical Portfolio	100.0%	100.0%	89.6%	93.9%	90.0%	94.1%
Total Industrial Portfolio	—	—	89.3%	100.0%	89.3%	100.0%
Total Portfolio	94.8%	96.1%	92.1%	93.8%	93.7%	95.1%

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2003	689,403	$23,846,576	$34.59	$23,991,336	$34.80	2.49%
2004	1,867,439	72,251,766	38.69	73,010,346	39.10	6.74%
2005	2,386,437	92,048,847	38.57	94,285,870	39.51	8.62%
2006	2,949,113	126,836,566	43.01	130,531,693	44.26	10.65%
2007	2,279,077	87,508,668	38.40	91,121,341	39.98	8.23%
2008	1,470,442	61,564,123	41.87	64,620,470	43.95	5.31%
2009	2,423,879	95,683,023	39.48	104,402,579	43.07	8.75%
2010	1,359,353	63,834,257	46.96	71,464,301	52.57	4.91%
2011	2,640,870	108,521,309	41.09	124,300,795	47.07	9.54%
2012	2,097,043	95,330,909	45.46	103,659,111	49.43	7.57%
Thereafter	5,346,474	257,905,634	48.24	313,803,231	58.69	19.31%

Occupancy By Location*

	CBD		Suburban		Total
Location	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Greater Boston	92.5%	92.5%	84.0%	92.6%	88.8%	92.5%
Greater Washington	98.9%	99.4%	96.5%	97.0%	97.3%	98.2%
Midtown Manhattan	98.7%	98.4%	—	—	98.7%	98.4%
Baltimore, MD	98.5%	97.8%	—	—	98.5%	97.8%
Princeton/East Brunswick, NJ	—	—	94.8%	90.8%	94.8%	90.8%
Richmond, VA	91.4%	93.1%	—	—	91.4%	93.1%
Greater San Francisco	91.9%	94.5%	55.2%	85.5%	86.0%	93.5%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a
Total Portfolio	95.5%	96.2%	89.2%	93.4%	93.2%	95.3%

*  Includes approximately 1,500,000 square feet of retail space.

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2003	111,435	$2,019,529	$18.12	$2,019,529	$18.12	6.71%
2004	82,291	1,516,632	18.43	1,527,380	18.56	4.96%
2005	148,414	2,119,974	14.28	2,207,509	14.87	8.94%
2006	297,604	4,329,235	14.55	4,382,165	14.72	17.92%
2007	317,912	5,435,164	17.10	5,915,518	18.61	19.15%
2008	24,939	380,034	—	419,717	—	1.50%
2009	—	—	—	—	—	—
2010	79,971	1,170,372	14.63	1,170,372	14.63	4.82%
2011	137,321	2,379,601	17.33	2,582,414	18.81	8.27%
2012	67,362	1,481,908	22.00	1,633,473	24.25	4.06%
Thereafter	205,304	3,692,408	17.99	4,303,743	20.96	12.36%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	—	—	81.6%	92.3%	81.6%	92.3%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	77.8%	82.8%	77.8%	82.8%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a
Total Portfolio	100.0%	100.0%	86.8%	93.9%	87.3%	94.1%

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2003	128,105	$956,761	$7.47	$956,761	$7.47	33.25%
2004	201,000	1,195,884	5.95	1,205,484	6.00	52.17%
2005	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	20,000	241,890	12.09	260,859	13.04	5.19%
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Greater Boston	—	—	74.9%	100.0%	74.9%	100.0%
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	100.0%	100.0%	100.0%	100.0%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%
Total Portfolio	—	—	89.3%	100.0%	89.3%	100.0%

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2003	55,423	$4,321,734	$77.98	$4,281,582	$77.25	3.70%
2004	79,240	5,670,470	71.56	5,681,772	71.70	5.29%
2005	94,767	4,251,340	44.86	4,387,122	46.29	6.32%
2006	49,726	2,852,453	57.36	2,874,568	57.81	3.32%
2007	42,847	2,101,402	49.04	2,233,466	52.13	2.86%
2008	65,066	3,470,419	53.34	3,571,916	54.90	4.34%
2009	45,169	2,131,532	47.19	2,218,270	49.11	3.01%
2010	83,166	3,437,095	41.33	3,819,606	45.93	5.55%
2011	41,289	2,595,010	62.85	2,993,839	72.51	2.76%
2012	101,610	4,822,177	47.46	5,413,669	53.28	6.77%
Thereafter	618,219	30,660,470	49.59	38,022,256	61.50	41.26%

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expiration

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2003	984,366	$31,144,600	$31.64	$31,249,209	$31.75	3.2%
2004	2,229,970	80,634,752	36.16	81,424,982	36.51	7.1%
2005	2,629,618	98,420,161	37.43	100,880,502	38.36	8.4%
2006	3,296,443	134,018,254	40.66	137,788,427	41.80	10.6%
2007	2,659,836	95,287,125	35.82	99,531,184	37.42	8.5%
2008	1,560,447	65,414,576	41.92	68,612,103	43.97	5.0%
2009	2,469,048	97,814,555	39.62	106,620,848	43.18	7.9%
2010	1,522,490	68,441,723	44.95	76,454,279	50.22	4.9%
2011	2,819,480	113,495,920	40.25	129,877,048	46.06	9.0%
2012	2,266,015	101,634,995	44.85	110,706,253	48.86	7.3%
Thereafter	6,169,997	292,258,512	47.37	356,129,230	57.72	19.8%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02	30-Jun-03	30-Jun-02

Greater Boston	92.6%	92.6%	85.5%	93.9%	89.2%	93.2%
Greater Washington	98.9%	99.4%	93.8%	96.0%	95.2%	97.5%
Midtown Manhattan	98.7%	98.4%	—	—	98.7%	98.4%
Baltimore, MD	98.5%	97.8%	—	—	98.5%	97.8%
Princeton/East Brunswick, NJ	—	—	94.8%	90.8%	94.8%	90.8%
Richmond, VA	91.4%	93.1%	—	—	91.4%	93.1%
Greater San Francisco	91.9%	94.5%	61.3%	89.4%	85.9%	93.6%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%
Total Portfolio	95.5%	96.2%	88.9%	93.8%	92.8%	95.3%

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	96,476	$3,283,982	$34.04	$3,275,582	$33.95	—	$—	$—	$—	$—
2004	440,314	15,040,180	34.16	15,635,057	35.51	—	—	—	—	—
2005	847,475	34,588,260	40.81	35,095,750	41.41	—	—	—	—	—
2006	550,049	20,104,625	36.55	20,454,872	37.19	253,704	3,637,962	14.34	3,637,962	14.34
2007	460,838	17,723,934	38.46	19,067,767	41.38	144,140	1,813,124	12.58	2,236,404	15.52
2008	326,641	10,505,258	32.16	11,059,733	33.86	—	—	—	—	—
2009	995,470	36,971,788	37.14	40,764,088	40.95	—	—	—	—	—
2010	197,524	7,638,453	38.67	8,400,105	42.53	—	—	—	—	—
2011	762,735	28,440,890	37.29	33,578,037	44.02	80,000	1,584,819	19.81	1,784,820	22.31
2012	613,127	22,454,543	36.62	24,943,670	40.68	67,362	1,481,908	22.00	1,633,473	24.25
Thereafter	858,075	33,113,181	38.59	41,754,114	48.66	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	128,105	$956,761	$7.47	$956,761	$7.47	27,569	$2,984,756	$108.26	$2,944,604	$106.81
2004	—	—	—	—	—	40,867	3,829,896	93.72	3,838,404	93.92
2005	—	—	—	—	—	60,671	2,428,039	40.02	2,515,735	41.47
2006	—	—	—	—	—	14,431	1,024,451	70.99	1,024,451	70.99
2007	—	—	—	—	—	432	85,923	198.90	93,300	215.97
2008	—	—	—	—	—	13,965	1,108,977	79.41	1,072,977	76.83
2009	—	—	—	—	—	6,250	492,545	78.81	492,545	78.81
2010	—	—	—	—	—	37,110	1,422,237	38.32	1,496,457	40.32
2011	—	—	—	—	—	11,599	609,538	52.55	658,038	56.73
2012	—	—	—	—	—	52,284	1,752,004	33.51	1,812,228	34.66
Thereafter	—	—	—	—	—	405,596	14,957,817	36.88	17,556,164	43.28

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—
Q3 2003	70,165	2,534,471	39.12	2,534,471	36.12	—	—	—	—	—
Q4 2003	26,311	749,511	28.49	741,111	28.17	—	—	—	—	—
Total 2003	96,476	$3,283,982	$34.04	$3,275,582	$33.95	—	$—	$—	$—	$—

Q1 2004	57,562	$1,998,437	34.72	$1,998,437	34.72	—	$—	$—	$—	$—
Q2 2004	89,659	2,806,115	31.30	3,014,739	33.62	—	—	—	—	—
Q3 2004	190,498	6,668,030	35.00	7,027,038	36.89	—	—	—	—	—
Q4 2004	102,595	3,567,598	34.77	3,594,843	35.04	—	—	—	—	—
Total 2004	440,314	$15,040,180	$34.16	$15,635,057	$35.51	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	128,105	956,761	7.47	956,761	7.47	1,275	193,000	151.37	193,000	151.37
Q4 2003	—	—	—	—	—	26,294	2,791,756	106.17	2,751,604	104.65
Total 2003	128,105	$956,761	$7.47	$956,761	$7.47	27,569	$2,984,756	$108.26	$2,944,604	$106.81

Q1 2004	—	$—	$—	—	$—	22,053	$1,809,059	82.03	$1,795,559	$81.42
Q2 2004	—	—	—	—	—	10,794	1,445,749	133.94	1,439,749	133.38
Q3 2004	—	—	—	—	—	3,187	292,281	91.71	292,281	91.71
Q4 2004	—	—	—	—	—	4,833	282,808	58.52	310,816	64.31
Total 2004	—	$—	$—	$—	$—	40,867	$3,289,897	$93.72	$3,838,405	$93.92

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	51,864	$1,570,503	$30.28	$1,572,470	$30.32	86,380	$1,631,218	$18.88	$1,631,218	$18.88
2004	220,253	8,297,233	37.67	8,369,980	38.00	67,791	1,276,908	18.84	1,283,396	18.93
2005	461,175	16,737,007	36.29	17,603,700	38.17	101,345	1,454,787	14.35	1,518,693	14.99
2006	421,027	12,044,319	28.61	12,801,556	30.41	33,400	527,690	15.80	569,160	17.04
2007	629,566	20,770,865	32.99	21,221,683	33.71	163,422	3,493,161	21.38	3,520,715	21.54
2008	461,613	13,921,818	30.16	14,673,677	31.79	23,439	361,314	15.42	399,557	17.05
2009	713,857	24,549,275	34.39	25,998,982	36.42	—	—	—	—	—
2010	518,249	20,342,687	39.25	23,773,568	45.87	79,971	1,170,372	14.63	1,170,372	14.63
2011	1,062,026	32,987,680	31.06	38,955,413	36.68	57,321	794,782	13.87	797,594	13.91
2012	434,504	15,435,208	35.52	19,438,658	44.74	—	—	—	—	—
Thereafter	994,592	29,171,416	29.33	37,702,400	37.91	205,304	3,692,408	17.99	4,303,743	20.96

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2004	—	—	—	—	—	2,151	103,154	47.96	103,154	47.96
2005	—	—	—	—	—	4,274	141,964	33.22	143,882	33.66
2006	—	—	—	—	—	3,309	114,577	34.63	114,942	34.74
2007	—	—	—	—	—	16,548	423,430	25.59	446,136	26.96
2008	—	—	—	—	—	16,338	598,212	36.61	685,147	41.94
2009	—	—	—	—	—	3,871	41,744	10.78	41,744	10.78
2010	—	—	—	—	—	10,277	373,278	36.32	433,983	42.23
2011	—	—	—	—	—	11,221	475,535	42.38	535,392	47.71
2012	—	—	—	—	—	10,046	265,496	26.43	324,961	32.35
Thereafter	—	—	—	—	—	36,415	1,453,553	39.92	1,910,903	52.48

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	17,139	470,291	27.44	470,291	27.44	79,380	1,511,667	19.04	1,511,667	19.04
Q4 2003	34,725	1,100,212	31.68	1,102,180	31.74	7,000	119,551	17.08	119,551	17.08
Total 2003	51,864	$1,570,503	$30.28	$1,572,470	$30.32	86,380	$1,631,218	$18.88	$1,631,218	$18.88

Q1 2004	50,565	$1,690,445	$33	1,690,445	33.43	14,338	$239,826	16.73	239,826	16.73
Q2 2004	40,483	1,309,095	32.34	1,311,547	32.40	43,101	811,781	18.83	811,781	18.83
Q3 2004	97,372	4,051,136	41.60	4,093,967	42.04	—	—	—	—	—
Q4 2004	31,833	1,246,557	39.16	1,274,021	40.02	10,352	225,301	21.76	231,788	22.39
Total 2004	220,253	$8,297,233	$37.67	$8,369,980	$38.00	67,791	$1,276,908	$18.84	$1,283,395	$18.93

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	—	—	—	—	—
Total 2003	—	$—	$—	—	$—	—	$—	$—	$—	$—

Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	2,151	103,154	47.96	103,154	47.96
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	—	—	—	—
Total 2004	—	$—	$—	$—	$—	2,151	$103,154	$47.96	$103,154	$47.96

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	315,509	$12,112,073	$38.39	$12,257,966	$38.85	25,055	$388,311	$15.50	$388,311	$15.50
2004	558,525	24,956,471	44.68	25,000,116	44.76	14,500	239,724	16.53	243,984	16.83
2005	347,813	16,298,546	46.86	16,762,459	48.19	47,069	665,187	14.13	688,817	14.63
2006	833,580	43,286,781	51.93	44,935,397	53.91	10,500	163,584	15.58	175,044	16.67
2007	407,813	20,496,382	50.26	21,011,415	51.52	10,350	128,880	12.45	158,400	15.30
2008	222,382	9,373,871	42.15	9,723,658	43.73	1,500	18,720	12.48	20,160	13.44
2009	241,254	11,150,239	46.22	11,815,396	48.97	—	—	—	—	—
2010	185,628	11,197,216	60.32	12,990,794	69.98	—	—	—	—	—
2011	192,684	17,982,929	93.33	18,475,523	95.89	—	—	—	—	—
2012	127,771	5,459,564	42.73	5,974,226	46.76	—	—	—	—	—
Thereafter	180,312	7,328,303	40.64	7,909,169	43.86	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	—	$—	$—	$—	$—	27,054	$1,067,047	$39.44	$1,067,047	$39.44
2004	40,000	424,836	10.62	434,436	10.86	29,485	1,432,066	48.57	1,432,066	48.57
2005	—	—	—	—	—	23,012	1,142,616	49.65	1,163,632	50.57
2006	—	—	—	—	—	18,043	903,565	50.08	910,694	50.47
2007	20,000	241,890	12.09	260,859	13.04	18,341	1,145,990	62.48	1,231,740	67.16
2008	—	—	—	—	—	27,970	1,536,359	54.93	1,557,353	55.68
2009	—	—	—	—	—	35,048	1,597,243	45.57	1,683,981	48.05
2010	—	—	—	—	—	30,749	1,305,084	42.44	1,475,171	47.97
2011	—	—	—	—	—	3,474	203,930	58.70	234,550	67.52
2012	—	—	—	—	—	33,641	2,182,836	64.89	2,457,670	73.06
Thereafter	—	—	—	—	—	9,574	756,394	79.00	854,251	89.23

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	31,939	1,402,791	43.92	1,402,791	43.92	17,047	258,408	15.16	258,408	15.16
Q4 2003	283,570	10,709,282	37.77	10,855,175	38.28	8,008	129,903	16.22	129,903	16.22
Total 2003	315,509	$12,112,073	$38.39	$12,257,966	38.85	25,055	$388,311	$15.50	$388,311	$15.50

Q1 2004	34,574	1,870,502	54.10	1,884,627	54.51	—	$—	$—	—	$—
Q2 2004	152,623	5,650,821	37.02	5,650,821	37.02	5,000	80,040	16.01	80,040	16.01
Q3 2004	235,737	11,158,631	47.34	11,164,947	47.36	5,500	102,936	18.72	105,576	19.20
Q4 2004	135,591	6,276,517	46.29	6,299,720	46.46	4,000	56,748	14.19	58,368	14.59
Total 2004	558,525	$24,956,471	$44.68	$25,000,115	$44.76	14,500	$239,724	$16.53	$243,984	$16.83

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	5,410	235,302	43.49	235,302	43.49
Q4 2003	—	—	—	—	—	21,644	831,746	38.43	831,746	38.43
Total 2003	—	$—	$—	$—	—	27,054	$1,067,048	$39.44	$1,067,048	$39.44

Q1 2004	—	—	—	—	—	16,598	$717,244	$43.21	717,244	$43.21
Q2 2004	—	—	—	—	—	200	3,600	18.00	3,600	18.00
Q3 2004	—	—	—	—	—	4,982	285,923	57.39	285,923	57.39
Q4 2004	40,000	424,836	10.62	434,436	10.86	7,705	425,299	55.20	425,299	55.20
Total 2004	40,000	$424,836	$10.62	$434,436	$10.86	29,485	$1,432,066	$48.57	$1,432,066	$48.57

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	37,970	$2,093,157	$55.13	$2,093,157	$55.13	—	$—	$—	$—	$—
2004	153,624	9,469,506	61.64	9,484,530	61.74	—	—	—	—	—
2005	102,427	7,045,706	68.79	7,084,630	69.17	—	—	—	—	—
2006	428,385	29,328,051	68.46	29,621,253	69.15	—	—	—	—	—
2007	180,808	10,975,186	60.70	11,078,081	61.27	—	—	—	—	—
2008	454,408	27,597,689	60.73	28,979,435	63.77	—	—	—	—	—
2009	280,620	17,046,517	60.75	19,138,307	68.20	—	—	—	—	—
2010	274,195	18,927,466	69.03	19,994,243	72.92	—	—	—	—	—
2011	363,724	21,211,117	58.32	24,535,846	67.46	—	—	—	—	—
2012	891,075	51,026,407	57.26	52,083,280	58.45	—	—	—	—	—
Thereafter	3,032,320	179,823,376	59.30	217,061,175	71.58	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	—	$—	$—	$—	$—	800	$261,210	$326.51	$261,210	$326.51
2004	—	—	—	—	—	1,650	184,730	111.96	187,524	113.65
2005	—	—	—	—	—	1,514	283,800	187.45	295,107	194.92
2006	—	—	—	—	—	10,607	647,479	61.04	662,100	62.42
2007	—	—	—	—	—	826	183,204	221.80	199,436	241.45
2008	—	—	—	—	—	3,232	149,192	46.16	165,734	51.28
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	336,496	66.90	413,996	82.31
2011	—	—	—	—	—	14,995	1,306,007	87.10	1,565,859	104.43
2012	—	—	—	—	—	5,639	621,841	110.28	818,811	145.20
Thereafter	—	—	—	—	—	152,056	13,205,652	86.85	17,309,516	113.84

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	12,471	712,698	57.15	712,698	57.15	—	—	—	—	—
Q4 2003	25,499	1,380,459	54.14	1,380,459	54.14	—	—	—	—	—
Total 2003	37,970	$2,093,157	$55.13	$2,093,157	$55.13	—	$—	$—	$—	$—

Q1 2004	—	$—	—	$—	—	—	$—	$—	$—	$—
Q2 2004	49,328	4,012,217	81.34	4,012,217	81.34	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	104,296	5,457,288	52.33	5,472,312	52.47	—	—	—	—	—
Total 2004	153,624	$9,469,505	$61.64	$9,484,529	$61.74	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	800	261,210	326.51	261,210	326.51
Total 2003	—	$—	$—	$—	$—	800	$261,210	$326.51	$261,210	$326.51

Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	350	47,861	136.75	50,655	144.73
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	1,300	136,869	105.28	136,869	105.28
Total 2004	—	$—	$—	$—	$—	1,650	$184,730	$111.96	$187,524	$113.65

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	80,586	$2,243,192	$27.84	$2,243,192	$27.84	—	$—	$—	$—	$—
2004	416,315	12,670,396	30.43	12,670,396	30.43	—	—	—	—	—
2005	228,388	7,194,245	31.50	7,245,104	31.72	—	—	—	—	—
2006	89,577	3,026,823	33.79	3,162,833	35.31	—	—	—	—	—
2007	510,959	14,651,330	28.67	15,804,639	30.93	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	161,514	5,204,053	32.22	5,818,297	36.02	—	—	—	—	—
2010	154,917	5,106,368	32.96	5,603,900	36.17	—	—	—	—	—
2011	255,083	7,774,595	30.48	8,616,363	33.78	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	281,175	8,469,358	30.12	9,376,373	33.35	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2004	—	—	—	—	—	2,904	48,000	16.53	48,000	16.53
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	11,302	315,432	27.91	315,432	27.91	—	—	—	—	—
Q4 2003	69,284	1,927,760	27.82	1,927,760	27.82	—	—	—	—	—
Total 2003	80,586	$2,243,192	$27.84	$2,243,192	$27.84	—	$—	$—	$—	$—

Q1 2004	18,592	$574,633	$30.91	$574,633	$30.91	—	$—	$—	$—	$—
Q2 2004	54,636	1,536,832	28.13	1,536,832	28.13	—	—	—	—	—
Q3 2004	121,054	3,715,691	30.69	3,715,691	30.69	—	—	—	—	—
Q4 2004	222,033	6,843,240	30.82	6,843,240	30.82	—	—	—	—	—
Total 2004	416,315	$12,670,396	$30.43	$12,670,396	$30.43	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	—	—	—	—	—
Total 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	2,904	48,000	16.53	48,000	16.53
Total 2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53

IN-SERVICE OTHER PROPERTIES

Lease Expirations
Other Properties (Richmond, VA, Baltimore, MD, Bucks County, PA)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	106,998	$2,543,669	$23.77	$2,548,969	$23.82	—	$—	$—	$—	$—
2004	78,408	1,817,980	23.19	1,850,267	23.60	—	—	—	—	—
2005	399,159	10,185,084	25.52	10,494,227	26.29	—	—	—	—	—
2006	626,495	19,045,966	30.40	19,555,781	31.21	—	—	—	—	—
2007	89,093	2,890,971	32.45	2,937,756	32.97	—	—	—	—	—
2008	5,398	165,486	30.66	183,967	34.08	—	—	—	—	—
2009	31,164	761,151	24.42	867,509	27.84	—	—	—	—	—
2010	28,840	622,068	21.57	701,692	24.33	—	—	—	—	—
2011	4,618	124,098	26.87	139,614	30.23	—	—	—	—	—
2012	30,566	955,188	31.25	1,219,278	39.89	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	—	$—	$—	$—	$—	—	$8,721	$—	$8,721	$—
2004	161,000	771,048	4.79	771,048	4.79	2,183	72,623	33.27	72,623	33.27
2005	—	—	—	—	—	5,296	254,921	48.13	268,765	50.75
2006	—	—	—	—	—	3,336	162,382	48.68	162,382	48.68
2007	—	—	—	—	—	6,700	262,854	39.23	262,854	39.23
2008	—	—	—	—	—	3,561	77,679	21.81	90,705	25.47
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	14,578	287,054	19.69	391,422	26.85

IN-SERVICE OTHER PROPERTIES

Quarterly Lease Expirations
Other Properties (Richmond, VA, Baltimore, MD, Bucks County, PA)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	26,400	586,854	22.23	586,854	22.23	—	—	—	—	—
Q4 2003	80,598	1,956,815	24.28	1,962,114	24.34	—	—	—	—	—
Total 2003	106,998	$2,543,669	$23.77	$2,548,968	$23.82	—	$—	$—	$—	$—

Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	9,483	303,637	32.02	305,627	32.23	—	—	—	—	—
Q3 2004	66,935	1,451,075	21.68	1,479,528	22.10	—	—	—	—	—
Q4 2004	1,990	63,268	31.79	65,113	32.72	—	—	—	—	—
Total 2004	78,408	$1,817,980	$23.19	$1,850,268	$23.60	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2003	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2003	—	—	—	—	—	—	—	—	—	—
Q3 2003	—	—	—	—	—	—	—	—	—	—
Q4 2003	—	—	—	—	—	—	8,721	—	8,721	—
Total 2003	—	$—	$—	$—	$—	—	$8,721	$—	$8,721	$—

Q1 2004	—	$—	$—	$—	$—	2,183	$72,623	$33.27	$72,623	$33.27
Q2 2004	161,000	771,048	4.79	771,048	4.79	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	—	—	—	—
Total 2004	161,000	$771,048	$4.79	$771,048	$4.79	2,183	$72,623	$33.27	$72,623	$33.27

CBD PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003 (1)	34,835	$3,459,596	$99.31	$3,419,444	$98.16	22,792	$849,633	$37.28	$851,601	$37.36
2004 (2)	142,477	8,292,785	58.20	8,648,438	60.70	145,918	6,134,331	42.04	6,198,348	42.48
2005	582,044	26,842,391	46.12	27,332,483	46.96	203,504	8,100,289	39.80	8,528,207	41.91
2006	176,117	8,686,145	49.32	8,826,520	50.12	26,961	1,030,252	38.21	1,080,177	40.06
2007	152,862	8,156,943	53.36	8,411,756	55.03	275,177	9,322,118	33.88	9,480,965	34.45
2008	81,259	3,533,274	43.48	3,616,474	44.51	31,917	1,179,830	36.97	1,356,217	42.49
2009	718,525	26,712,908	37.18	29,825,085	41.51	441,576	15,706,938	35.57	17,106,613	38.74
2010	150,555	6,335,529	42.08	7,081,514	47.04	213,938	7,703,422	36.01	9,129,945	42.68
2011	434,991	21,856,742	50.25	26,067,545	59.93	106,022	3,482,017	32.84	4,294,606	40.51
2012	308,360	13,841,377	44.89	14,744,121	47.81	77,318	2,876,971	37.21	2,894,478	37.44
Thereafter	1,263,671	48,070,998	38.04	59,310,279	46.93	55,969	2,501,937	44.70	3,398,560	60.72

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	38,770	$2,354,367	$60.73	$2,354,367	$60.73	127,830	$5,690,663	$44.52	$5,690,663	$44.52
2004	155,274	9,654,236	62.18	9,672,054	62.29	546,663	24,694,156	45.17	24,714,598	45.21
2005	103,941	7,329,506	70.52	7,379,738	71.00	311,833	14,775,150	47.38	14,823,142	47.54
2006	438,992	29,975,530	68.28	30,283,354	68.98	813,193	41,852,488	51.47	43,271,831	53.21
2007	181,634	11,158,390	61.43	11,277,517	62.09	412,879	21,137,160	51.19	21,720,088	52.61
2008	457,640	27,746,881	60.63	29,145,169	63.69	225,969	10,258,576	45.40	10,562,863	46.74
2009	280,620	17,046,517	60.75	19,138,307	68.20	271,046	12,562,439	46.35	13,284,690	49.01
2010	279,225	19,263,962	68.99	20,408,239	73.09	208,653	12,334,299	59.11	14,234,244	68.22
2011	378,719	22,517,124	59.46	26,101,705	68.92	196,158	18,186,859	92.72	18,710,073	95.38
2012	896,714	51,648,248	57.60	52,902,091	59.00	161,412	7,642,400	47.35	8,431,895	52.24
Thereafter	3,184,376	193,029,029	60.62	234,370,691	73.60	189,886	8,084,697	42.58	8,763,420	46.15

	New Jersey					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	—	$—	$—	$—	$—	106,998	$2,552,390	$23.85	$2,557,690	$23.90
2004	—	—	—	—	—	80,591	1,890,603	23.46	1,922,890	23.86
2005	—	—	—	—	—	404,455	10,440,004	25.81	10,762,993	26.61
2006	—	—	—	—	—	629,831	19,208,348	30.50	19,718,163	31.31
2007	—	—	—	—	—	95,793	3,153,825	32.92	3,200,611	33.41
2008	—	—	—	—	—	8,959	243,165	27.14	274,672	30.66
2009	—	—	—	—	—	31,164	761,151	24.42	867,509	27.84
2010	—	—	—	—	—	28,840	622,068	21.57	701,692	24.33
2011	—	—	—	—	—	4,618	124,098	26.87	139,614	30.23
2012	—	—	—	—	—	30,566	955,188	31.25	1,219,278	39.89
Thereafter	—	—	—	—	—	14,578	287,054	19.69	391,422	26.85

(1)          Includes 23,069 square feet of retail space and kiosks at an average current rent on expiring leases of $128.60 per square foot and an average rent on expiring leases with future step-ups of $126.36 per square foot.

(2)          Includes 40,867 square feet of retail space and kiosks at an average current rent on expiring leases of $93.72 per square foot and an average rent on expiring leases with future step-ups of $93.92 per square foot.

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	217,315	$3,765,903	$17.33	$3,757,503	$17.29	115,452	$2,352,088	$20.37	$2,352,088	$20.37
2004	338,704	10,577,291	31.23	10,825,023	31.96	144,277	3,542,965	24.56	3,558,182	24.66
2005	326,102	10,173,908	31.20	10,279,002	31.52	363,290	10,233,469	28.17	10,738,068	29.56
2006	642,067	16,080,892	25.05	16,290,766	25.37	430,775	11,656,334	27.06	12,405,481	28.80
2007	452,548	11,466,038	25.34	12,985,714	28.69	534,359	15,365,337	28.75	15,707,569	29.40
2008	259,347	8,080,962	31.16	8,516,236	32.84	469,473	13,701,514	29.18	14,402,164	30.68
2009	283,195	10,751,425	37.96	11,431,548	40.37	276,152	8,884,081	32.17	8,934,112	32.35
2010	84,079	2,725,161	32.41	2,815,048	33.48	394,559	14,182,915	35.95	16,247,977	41.18
2011	419,343	8,778,506	20.93	9,953,349	23.74	1,024,546	30,775,979	30.04	35,993,792	35.13
2012	424,413	11,847,079	27.91	13,645,250	32.15	367,232	12,823,733	34.92	16,869,141	45.94
Thereafter	—	—	—	—	—	1,180,342	31,815,440	26.95	40,518,486	34.33

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	—	$—	$—	$—	$—	239,788	$7,876,768	$32.85	$8,022,661	$33.46
2004	—	—	—	—	—	95,847	2,358,941	24.61	2,396,004	25.00
2005	—	—	—	—	—	106,061	3,331,199	31.41	3,791,766	35.75
2006	—	—	—	—	—	48,930	2,501,442	51.12	2,749,304	56.19
2007	—	—	—	—	—	43,625	875,982	20.08	942,326	21.60
2008	—	—	—	—	—	25,883	670,374	25.90	738,308	28.52
2009	—	—	—	—	—	5,256	185,043	35.21	214,687	40.85
2010	—	—	—	—	—	7,724	168,000	21.75	231,720	30.00
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	New Jersey					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Revenues Under Expiring Leases with future step-ups	Per Square Foot

2003	80,586	$2,243,192	$27.84	$2,243,192	$27.84	—	$—	$—	$—	$—
2004	419,219	12,718,396	30.34	12,718,396	30.34	161,000	771,048	4.79	771,048	4.79
2005	228,388	7,194,245	31.50	7,245,104	31.72	—	—	—	—	—
2006	89,577	3,026,823	33.79	3,162,833	35.31	—	—	—	—	—
2007	510,959	14,651,330	28.67	15,804,639	30.93	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	161,514	5,204,053	32.22	5,818,297	36.02	—	—	—	—	—
2010	154,917	5,106,368	32.96	5,603,900	36.17	—	—	—	—	—
2011	255,083	7,774,595	30.48	8,616,363	33.78	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
Thereafter	281,175	8,469,358	30.12	9,376,373	33.35	—	—	—	—	—

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Second Quarter 2003	Second Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	81.8%	88.2%	-7.3%	76.8%	82.2%	-6.6%

Average Daily Rate	$205.76	$219.02	-6.1%	$186.31	$200.41	-7.0%

Revenue per available room	$168.31	$193.25	-12.9%	$143.12	$164.64	-13.1%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$2,470	$2,728	-9.5%	$3,397	$3,958	-14.2%

Cambridge Center Marriott

	Second Quarter 2003	Second Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	77.7%	81.0%	-4.1%	70.9%	73.3%	-3.3%

Average Daily Rate	$166.87	$187.36	-10.9%	$157.03	$173.90	-9.7%

Revenue per available room	$129.60	$151.70	-14.6%	$111.33	$127.49	-12.7%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$1,744	$2,462	-29.2%	$2,457	$3,595	-31.7%

Residence Inn by Marriott

	Second Quarter 2003	Second Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	80.3%	87.6%	-8.3%	74.9%	84.0%	-10.8%

Average Daily Rate	$129.28	$140.45	-8.0%	$123.27	$133.15	-7.4%

Revenue per available room	$103.77	$123.08	-15.7%	$92.29	$111.78	-17.4%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$741	$1,014	-26.9%	$1,176	$1,606	-26.8%

Total Hotel Performance

	Second Quarter 2003	Second Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change
Occupancy	79.8%	85.1%	-6.2%	74.0%	78.9%	-6.2%

Average Daily Rate	$173.82	$189.60	-8.3%	$161.12	$175.47	-8.2%

Revenue per available room	$138.95	$161.55	-14.0%	$119.46	$138.37	-13.7%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$4,955	$6,204	-20.1%	$7,030	$9,159	-23.2%

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (3)	Total
Number of Properties	94	27	4	3	128
Square feet	25,332,890	1,533,211	385,313	937,874	28,189,288
Percent of in-service properties	86.8%	92.3%	100.0%	100.0%	87.6%
Occupancy @ 6/30/02	95.1%	94.1%	100.0%	—	95.1%
Occupancy @ 6/30/03	93.9%	90.0%	89.3%	—	93.7%
Percent change from 2nd quarter 2003 over 2nd quarter 2002 (1):
Rental revenue	1.0%	-5.1%	-2.0%	-20.2%	0.1%
Operating expenses and real estate taxes	3.0%	13.1%	1.6%	-21.7%	2.6%
Rental revenue less operating expenses and real estate taxes	0.0%	-9.5%	-3.1%	-19.7%	-0.9%
Rental revenue less operating expenses and real estate taxes - without hotels					-0.2%

Rental revenue - cash basis	2.6%	-2.3%	-0.3%	-20.2%	1.7%
Rental revenue less operating expenses and real estate taxes - cash basis	2.3%	-6.2%	-0.8%	-19.7%	1.3%
Rental revenue less operating expenses and real estate taxes - cash basis - without hotels					2.1%

Same Property Lease Analysis - quarter ended June 30, 2003

	Office	Office/Technical	Industrial	Total
Vacant space available @4/01/03 (sf)	1,453,082	144,773	41,168	1,639,023
Square footage of leases expiring or terminated 04/01/03-06/30/03	554,492	55,112	—	609,604
Total space for lease (sf)	2,007,574	199,885	41,168	2,248,627
New tenants (sf)	345,742	5,300	—	351,042
Renewals (sf)	115,709	41,847	—	157,556
Total space leased (sf)	461,451	47,147	—	508,598
Space available @6/30/03 (sf)	1,546,123	152,738	41,168	1,740,029
Net (increase)/decrease in available space (sf)	(93,041)	(7,965)	—	(101,006)
Average lease term (months)	46	37	—	46
2nd generation TI/Comm PSF	$36.18	$0.12	$—	$11.90
Increase (decrease) in 2nd generation net rents (2)	-25.8%	-3.4%	0%	-24.7%

(1)  See page 47 for a quantitative reconciliation.

(2)  Represents increase in net rents on a “cash to cash” basis.  (Actual net rent at time of expiration vs. initial net rent of new lease.)

(3)  Includes revenue and expenses from retail tenants at the hotel properties.

Reconciliation to Same Property Performance

(in thousands)

	Office				Office/Technical				Industrial
	For the three months ended		$	%	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-03	30-Jun-02	Change	Change	30-Jun-03	30-Jun-02	Change	Change	30-Jun-03	30-Jun-02	Change	Change

Rental Revenue	$246,430	$243,750			$5,624	$5,939			$629	$642

Less Termination Income	1,419	1,212			—	15			—	—

Rental revenue - subtotal	245,011	242,538	2,473	1.0%	5,624	5,924	(300)	-5.1%	629	642	(13)	-2.0%

Operating expenses and real estate taxes	78,865	76,591	2,321	3.0%	1,324	1,171	153	13.1%	145	142	2	1.6%

Rental revenue less operating expenses and real estate taxes	$166,146	$165,947	$199	0.0%	$4,300	$4,753	$(453)	-9.5%	$485	$500	$(15)	-3.1%

Rental revenue - subtotal	$245,011	$242,538			$5,624	$5,924			$629	$642

Less Straight Line Rent	7,089	10,690	(3,601)		20	187	(167)		(29)	(18)	(11)

Rental revenue - cash basis	237,922	231,848	6,074	2.6%	5,604	5,737	(133)	-2.3%	658	660	(2)	-0.3%

Less:
Operating expenses and real estate taxes	78,865	76,591	2,274	3.0%	1,324	1,171	153	13.1%	145	142	2	1.6%

Rental revenue less operating expenses and real estate taxes - cash basis	$159,057	$155,257	$3,800	2.4%	$4,280	$4,566	$(286)	-6.2%	$514	$518	$(4)	-0.8%

	Hotel				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-03	30-Jun-02	Change	Change	30-Jun-03	30-Jun-02	Change	Change

Rental Revenue	$6,498	$8,141			$259,182	$258,473

Less Termination Income	—	—			1,419	1,227

Rental revenue - subtotal	6,498	8,141	$(1,643)	-20.2%	257,763	257,246	517	0.2%

Operating expenses and real estate taxes	1,424	1,819	(395)	-21.7%	81,758	79,723	2,034	2.6%

Rental revenue less operating expenses and real estate taxes	$5,074	$6,322	$(1,248)	-19.7%	$176,005	$177,522	$(1,517)	-0.9%

Rental revenue - subtotal	$6,498	$8,141			$257,763	$257,246

Less Straight Line Rent	3	8	(4)		7,083	10,867	(3,784)

Rental revenue - cash basis	6,495	8,134	(1,639)	-20.2%	250,680	246,379	4,301	1.7%

Less:
Operating expenses and real estate taxes	1,424	1,819	(395)	-21.7%	81,758	79,723	2,034	2.6%

Rental revenue less operating expenses and real estate taxes - cash basis	$5,071	$6,315	$(1,244)	-19.7%	$168,922	$166,656	$2,267	1.4%

PROPERTY PERFORMANCE

All In-Service Properties - quarter ended June 30, 2003

	Office	Office/Technical	Industrial	Total
Vacant space available @ 04/01/03 (sf)	1,953,333	144,773	41,168	2,139,274
Property dispositions	—	—	—	—
New development completed (sf)	422,930	—	—	422,930
Leases expiring or terminated 04/01/03 - 06/30/03 (sf)	574,165	55,112	—	629,277
Total space for lease (sf)	2,950,428	199,885	41,168	3,191,481
New tenants (sf)	782,487	5,300	—	787,787
Renewals (sf)	115,709	41,847		157,556
Total space leased (sf)	898,196	47,147	—	945,343 (2)
Space available @ 06/30/03 (sf)	2,052,232	152,738	41,168	2,246,138
Net (increase)/decrease in available space (sf)	(98,899)	(7,965)	—	(106,864)
Average lease term (months)	50	37	—	49
2nd generation TI/Comm PSF	$13.61	$0.12	$—	$12.33
Increase (decrease) in 2nd generation net rents (1)	-22.97%	-3.43%	0.00%	-22.07%

(1)               Represents increase in net rents on a “cash to cash” basis (actual net rent at time of expiration vs. initial net rent of new lease).

(2)               Details of 1st and 2nd generation space:

	1st Generation	2nd Generation	Total Leased
Boston	10,289	113,589	123,878
Washington	439,886	86,463	526,349
New York	—	49,285	49,285
San Francisco	—	242,778	242,778
Princeton	—	3,053	3,053
	450,175	495,168	945,343

HISTORICALLY GENERATED CAPITAL EXPENDITURES,
TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2003	Q1 2003	2002	2001	2000

Recurring capital expenditures	$4,726	$1,960	$16,674	$11,770	$11,201

Planned non-recurring capital expenditures associated with acquisition properties (1)	596	2,324	31,908	45,052	25,782

Hotel improvements, equipment upgrades and replacements	911	405	3,218	9,230	5,697

	$6,233	$4,689	$51,800	$66,052	$42,680

2nd Generation Tenant Improvements and Leasing Commissions (2)

(in thousands, except per share amounts)

	Q2 2003	Q1 2003	2002	2001	2000
Office
Square feet	448,021	501,547	2,122,409	2,394,291	2,913,599
Tenant improvement and lease commissions PSF	$13.61	$8.34	$20.17	$17.47	$13.82
Office/Technical
Square feet	47,147	4,700	347,321	348,178	694,536
Tenant improvement and lease commissions PSF	$0.12	$0.86	$1.42	$3.13	$2.95
Industrial
Square feet	—	—	244,904	—	209,125
Tenant improvement and lease commissions PSF	$—	$—	$0.62	$—	$1.38

Average tenant improvement and lease commission PSF	$12.33	$8.27	$16.01	$15.65	$11.16

(1)               Includes budgeted costs associated with the 18.4 million square feet of previously disclosed acquisitions

(2)               Based on leases executed during the period

VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS

as of June 30, 2003

ACQUISITIONS

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Current Leased

Discovery Square (remaining 50% interest)	Apr-03	366,989	$18,273,000	$—	$18,273,000	96%

Total Value Creation Pipeline – Acquisitions		366,989	$18,273,000	$—	$18,273,000	96%

DISPOSITIONS

For the period from January 1, 2003 through June 30, 2003

Property and other assets	Date Disposed	Square Feet	Gross Sales Price		Book Gain(Loss)

The Candler Building	Jan-03	540,706	$63,067,000		$(292,564)
875 Third Avenue	Feb-03	711,901	370,100,000	(1)	90,020,729
2300 N Street	Mar-03	289,243	122,000,000	(2)	64,310,972
Prudential Center garage spaces	May-03	N/A	1,935,000		153,000
Transfer of mortgage	Jun-03	N/A	4,143,000		4,143,000

Total Dispositions		1,541,850	$561,245,000		$158,335,137

(1)               Includes $8.8 million of future tenant improvement work credited to buyer at closing

(2)               Includes $8.0 million of future tenant improvement work credited to buyer at closing

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS

as of June 30, 2003

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment(1)	Total Construction Loan	Amount Drawn at June 30, 2003	Estimated Future Equity Requirement	Percentage Leased

New Dominion Tech, Building Two	Q2 2004	Q2 2004	Herndon, VA	1	257,400	$21,271,637	$67,589,000	$65,000,000	$20,458,662	$1,776,025	100%
Times Square Tower	Q1 2004	Q1 2005	New York, NY	1	1,234,464	437,435,960	653,500,000	493,500,000	287,811,314	10,375,354	22%
901 New York Avenue (25% ownership)	Q3 2004	Q3 2005	Washington, D.C.	1	538,463	19,081,639	44,777,000	30,000,000	6,284,528	1,979,889	77%

Total Development Properties				3	2,030,327	$477,789,236	$765,866,000	$588,500,000	$314,554,504	$14,131,268	46%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2003

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment		Construction Loan		Drawn at June 30, 2003	Estimated Future Equity Requirement	Percentage Leased

Class A Office Building

Waltham Weston Corporate Center	Q1 2002	Q4 2003	Waltham, MA	1	308,599	$69,093,883	$85,000,000		$—		$—	$15,906,117	43%
Two Freedom Square (50% ownership)	Q3 2002	Q2 2003	Reston, VA	1	422,930	41,903,121	49,336,000	(2)	45,000,000	(2)	35,323,051	—	100%
Shaws Supermarket	Q2 2003	Q2 2003	Boston, MA	1	57,235	22,833,840	24,034,000		—		—	1,200,160	100%

Total Developments Placed in Service				3	788,764	$133,830,844	$158,370,000		$45,000,000		$35,323,051	$17,106,277	78%

(1)               Includes net revenues during lease-up period and cash component of hedge contracts.

(2)               Represents 50% of the total anticipated project-level investment and construction loan

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2003

Location	No. of Parcels	Acreage	Developable Square Feet

Rockville, MD	4	92.3	986,000
Dulles, VA	2	76.6	937,000
Gaithersburg, MD	4	27.0	850,000
San Jose, CA	5	3.7	841,000
Reston, VA	3	26.7	861,000
Boston, MA	2	0.5	776,000
Marlborough, MA	1	50.0	400,000
Weston, MA	1	74.0	350,000
Waltham, MA	1	4.3	202,000
Andover, MA	1	10.0	110,000
Washington, D.C.	1	0.5	170,000
	25	365.6	6,483,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2003

Location	No. of Parcels	Acreage	Developable Square Feet

Princeton, NJ (1)	14	149.9	1,900,000
Framingham, MA (2)	1	21.5	300,000
Cambridge, MA (3)	1	2.6	165,000
	16	174.0	2,365,000

(1)               $20.00 per developable square foot plus an earnout calculation

(2)               Subject to ground lease.

(3)               Prior to January 23, 2004, the cost will be $28.32/SF of land area.  Land area is approximately 108,000 SF.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons why management believes these measures provide useful information to investors about the company’s financial condition or results of operations.  Additional detail can be found in the company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations:

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after specific supplemental adjustments, including net derivative losses and early surrender lease adjustments. Although our FFO as adjusted clearly differs from NAREIT's definition of FFO, as well as that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions.  In addition, this calculation includes all non-cash compensation expense related to restricted securities.  Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners.  In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements.  Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector.  Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the sum of (i) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (ii) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership.  We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes.  Investors should understand that our debt to market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations.  However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

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